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                                                           ARTHUR ANDERSEN


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-61267 for Hartford Life and Annuity Insurance Company Separate Account VL I on Form S-6.

                                                    /s/ Arthur Andersen LLP
Hartford, Connecticut
April 8, 2002